UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020 (May 27, 2020)

Moxian, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37902	27-3729742
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Units B & C, 9/F, Block D Fuhua Tower 8 Chaoyangmen North Street Dongcheng District,

Beijing 100027 Peoples’ Republic of China

(address of principal executive offices) (zip code)

Tel: +86 (010) 5332 0602

(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	MOXC	Nasdaq Capital Market

Item 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OR LISTING.

On May 27, 2020, Moxian, Inc. (the “Registrant”) received a letter from NASDAQ regarding the Registrant’s failure to comply with NASDAQ Continued Listing Rule 5550(a)(2) (the “Rule”), which requires listed securities to maintain a minimum bid price of $1.00 per share. A failure to comply with the Rule exists when listed securities fail to maintain a closing bid price of at least $1.00 per share for 30 consecutive business days. Based on the closing bid price for the last 30 consecutive business days, the Registrant failed to meet the aforesaid requirement.

Under Rule 5810(c)(3)(A), the Registrant will be provided a compliance period of 180 calendar days to regain compliance. If at any time during this 180 day period the closing bid price of the Registrant’s security is at least $1.00 for a minimum of ten consecutive business days, the Registrant’s compliance will be regained.

If the Registrant does not regain compliance during such period, an additional 180 days may be granted to regain compliance, so long as the Registrant meets certain NASDAQ continued listing requirements and notifies NASDAQ in writing of its intention to cure the deficiency during the second compliance period. If the Registrant does not qualify for the second compliance period or fails to regain compliance during the second 180-day period, it may be subject to delisting by NASDAQ.

The Registrant intends to monitor the closing bid price of its common stock and may, if appropriate, consider implementing available options to regain compliance with the minimum bid price requirement.

This Form 8-K is filed to satisfy the obligation under Rule 5810(b) that the Registrant publicly disclose the deficiency within four (4) business days after the date of the deficiency letter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOXIAN, INC.

Date: May 28, 2020	By:	/s/ Hao Qinghu
	Name:	Hao Qinghu
	Title:	Chief Executive Officer